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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8 - K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               September 7, 2001
                Date of Report (Date of earliest event reported)

                           AVERY DENNISON CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                        1-7685                  95-1492269
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)

     150 N. Orange Grove Boulevard                              91103
         Pasadena, California                                 (Zip Code)
(Address of principal executive offices)


      Registrant's Telephone Number, including area code: (626) 304-2000
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Item 9. Regulation FD Disclosure

The Company issued a news release today in the form attached as Exhibit 99.


               SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements contained in the Company's news release constitute "forward looking statements" under the Private Securities Litigation Reform Act. These statements are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to price and availability of raw materials, foreign exchange rates, worldwide and local economic conditions, successful integration of acquired companies, financial condition of customers, fluctuations in demand affecting sales to customers and other matters referred to in the Company's SEC filings.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 7, 2001.

                              AVERY DENNISON CORPORATION



                              By:  /s/ Daniel R. O'Bryant
                                   -------------------------
                                   Name:  Daniel R. O'Bryant
                                   Title: Senior Vice President, Finance and
                                          Chief Financial Officer



                                  EXHIBIT LIST

Exhibit No.     Description
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99              News Release dated September 7, 2001.